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                               SUPPLEMENT TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2006
                  (THE "STATEMENT OF ADDITIONAL INFORMATION")

                       AMERICAN INDEPENDENCE FUNDS TRUST

                        NESTEGG DOW JONES U.S. 2010 FUND
                        NESTEGG DOW JONES U.S. 2015 FUND
                        NESTEGG DOW JONES U.S. 2020 FUND
                        NESTEGG DOW JONES U.S. 2030 FUND
                        NESTEGG DOW JONES U.S. 2040 FUND
                                 (THE "FUNDS")


The last paragraph on page 11 should be replaced with the following:

OTHER INVESTMENT COMPANIES. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE